UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

China Automotive Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33123	33-0885775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City
Hubei Province
The People's Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-8757 0027

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	CAAS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger

On June 26, 2025, China Automotive Systems, Inc., a Delaware corporation (the “Company”) and China Automotive Systems Holdings, Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“CAAS Cayman”) entered into a definitive agreement and plan of merger (the “Merger Agreement”) related to a proposed merger transaction. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will merge with and into CAAS Cayman (the “Redomicile Merger”), with CAAS Cayman surviving and changing its name to China Automotive Systems Inc. Following the Redomicile Merger, CAAS Cayman, together with its subsidiaries, will own and continue to conduct the Company’s business in substantially the same manner as is currently being conducted by the Company and its subsidiaries.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Redomicile Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Redomicile Merger (the “Effective Time”) will be converted into the right to receive one ordinary share of CAAS Cayman.

At the Effective Time, CAAS Cayman shall assume all of CAAS’ rights and obligations under the stock-based benefit and compensation plan and agreements relating thereto providing for the grant or award of restricted stock, stock units, stock options, stock appreciation rights, performance shares, performance units, dividend equivalent rights and share awards to the directors, officers, employees and consultants of CAAS and its affiliates (the “Assumed Equity Plan”). At the Effective Time, the obligations of CAAS under or with respect to every plan, trust, program and benefit then in effect or administered by CAAS for the benefit of the directors, officers and employees of CAAS or any of its subsidiaries (collectively, the “Assumed Benefit Plans” and, together with the Assumed Equity Plan, the “Assumed Plans”) shall become the lawful obligations of CAAS Cayman and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. To the extent the Assumed Equity Plan or any applicable agreement relating thereto provides for the issuance, delivery or purchase of, or otherwise relates to, CAAS Common Stock, from and after the Effective Time, the Assumed Equity Plan or applicable agreement shall be deemed to have been amended to provide for the issuance, or purchase of, or otherwise relate to, CAAS Cayman Ordinary Shares, and all options or awards issued, or benefits available or based upon the value of a specified number of shares of CAAS Common Stock, under the Assumed Equity Plan after the Effective Time shall entitle the holder thereof to purchase, receive, acquire, hold or realize the benefits measured by the value of, as appropriate, an equivalent number of CAAS Cayman Ordinary Shares in accordance with the terms of the Assumed Equity Plan and any applicable agreement relating thereto.

Additionally, at the Effective Time, CAAS Cayman will adopt and assume the obligations of the Company under or with respect to contracts or agreements as described in the Merger Agreement. The contracts and agreements will become the lawful obligations of CAAS Cayman and shall be performed in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

The Merger Agreement contains customary closing conditions, including, among others, approval of the Redomicile Merger by the Company’s stockholders, the effectiveness of the registration statement on Form F-4 to be filed by CAAS Cayman related to the Redomicile Merger and receipt of required regulatory approvals.

The consent of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote is required to approve and adopt the Merger Agreement. The Board of Directors of the Company believes that the Redomicile Merger, to be effected by the Merger Agreement, is advisable and in the best interests of the Company and its stockholders.

Pursuant to the Merger Agreement, the Board of Directors of the Company may exercise its discretion to terminate the Merger Agreement, and therefore abandon the Redomicile Merger, at any time prior to the Effective Time, including after the adoption of the Merger Agreement by the Company’s stockholders.

Immediately prior to the Effective Time, the directors and officers of the Company at such time will be elected or appointed as the directors and officers of CAAS Cayman (to the extent the directors and officers of CAAS Cayman and the Company are not already identical), each such person to have the same office(s) with CAAS Cayman (and the same class designations and committee memberships in the case of directors) as he or she held with the Company, with the directors to serve until the earlier of the next meeting of CAAS Cayman stockholders at which an election of directors is required for the class to which they have been elected or until their successors are elected or appointed (or their earlier death, disability or retirement).

The Merger Agreement has been approved by the Boards of Directors of each of the Company and CAAS Cayman. Subject to the required approval of the Company’s stockholders, requisite regulatory approvals, the effectiveness of the registration statement on Form F-4 to be filed by CAAS Cayman related to the Redomicile Merger, and other customary closing conditions, the Redomicile Merger is expected to be completed during the third quarter of 2025.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Additional information about the Redomicile Merger and where to find it

In connection with the proposed Redomicile Merger, CAAS Cayman will file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 to register the ordinary shares of CAAS Cayman to be issued to the stockholders of the Company. The registration statement will include a proxy statement/prospectus of the Company which will be sent to the stockholders of the Company seeking their approval of the Redomicile Merger and related matters in addition to other matters. In addition, the Company may file other relevant documents concerning the proposed Redomicile Merger with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Stockholders of the Company are urged to read the registration statement on Form F-4 and the proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed Redomicile Merger because they will contain important information about the Company, CAAS Cayman and the proposed transaction.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No	Description

2.1	Agreement and Plan of Merger by and between China Automotive Systems, Inc. and China Automotive Systems Holdings, Inc. dated June 26, 2025

104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc.
(Registrant)

Date: June 26, 2025	By:	/s/ Hanlin Chen
Hanlin Chen
Chairman

3